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                                  EXHIBIT 32.1


       CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C.
              SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002


For purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Robert W. Humphreys, the Chief Executive Officer of Delta Apparel, Inc. (the "Company"), hereby certifies that to the best of his knowledge:

         1. The Annual Report on Form 10-K for the fiscal year ended June 28, 2003 of the Company, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  August 25, 2003.

                                    /s/ Robert W. Humphreys
                                    --------------------------------------------
                                    Robert W. Humphreys
                                    President & Chief Executive Officer


A signed original of this written statement required by section 906 has been provided to Delta Apparel, Inc. and will be retained by Delta Apparel, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.